Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com
AutoNation Reports Third-Quarter Earnings From Continuing
Operations of $0.45 Per Share
•	Third quarter revenue of $5.2 billion, up 5.0%, driven by increased sales of new and used vehicles, parts and service, and finance and insurance products

•	90-basis point reduction in SG&A as a percent of gross profit

•	Excluding $0.04 per share benefit from the resolution of certain tax matters, EPS from continuing operations was $0.41, up 17%
FORT LAUDERDALE, Fla. (October 27, 2005) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2005 third-quarter net income from continuing operations of $120 million or $0.45 per share, compared to year-ago net income from continuing operations of $96 million or $0.35 per share, an increase in EPS of 29%. Excluding the $0.04 per share benefit from the resolution of certain tax matters, the Company’s third-quarter EPS from continuing operations was $0.41, up 17% compared to a year ago. This increase was primarily a result of solid growth in both revenue and gross profit in every area of the business coupled with continued share repurchases and the leveraging of the Company’s cost structure.
Third-quarter 2005 revenue totaled $5.2 billion, an increase of 5% compared to the year-ago period, and resulted primarily from revenue growth in new vehicles of 2%, retail used vehicles of 10%, parts and service of 9%, and finance and insurance of 6%. Selling, general and administrative expenses (SG&A) in the quarter were $567 million or 70.2% of total gross profit, a 90-basis point improvement versus the prior year. Operating income for the third quarter was $220 million, a third-quarter record, up 13% versus the prior year.
Commenting on the third-quarter performance, AutoNation Chairman and Chief Executive Officer Mike Jackson said, “AutoNation’s team of 347 franchises and 27,000 employees can be very proud of their performance over the past quarter. Once again, our Company delivered record third-quarter earnings per share, increased revenue and increased net income — all indicators of just how strong and efficient our organization has become. In addition to operational improvements in nearly every area of the business — new and used vehicles, parts and service, finance and insurance — we benefited during this time from the employee discount programs launched by the Detroit 3. During the third-quarter 2005 our markets were not significantly affected by hurricanes as we were in the third-quarter 2004. However, in the fourth-quarter Hurricane Wilma has impacted our South Florida operations, where we have 33 dealerships representing approximately 20% of our national business. We have a short-term disruption to our South Florida business at this point and we are in the process of assessing the damage. We do not expect a long-term effect on our business.”
At the end of the third-quarter 2005, AutoNation’s new vehicle inventory level was 43 days supply versus 53 days at the end of the third-quarter 2004, representing a decline of 17,000 units or 22%.
For the nine-month period ended September 30, 2005, the Company reported net income from continuing operations of $315 million or $1.17 per share. The Company’s revenue for the nine-month period totaled $14.8 billion, up 3%.

AutoNation will discuss these results and information regarding the Company’s business and operating environment during a conference call and audio web cast this morning at 11:00 a.m. Eastern Time. To listen to the live conference call, dial (800) 230-1074 or listen to the audio web cast via the Internet at http://www.AutoNation.com by clicking on the “About Us” link, then clicking on “Investors” and then “Web casts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time, October 27 through November 3, 2005, by calling (800) 475-6701 (access code #799014) or via the Internet as outlined above.
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. In 2004 AutoNation was named America’s Most Admired Automotive Retailer for the 4th year in a row. AutoNation has approximately 27,000 full-time employees and owns and operates 347 new vehicle franchises in 17 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its earnings outlook. This release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three and nine-month periods ended September 30, 2005 and 2004, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenue:
New vehicle	$3,160.8	$3,090.0	$8,885.4	$8,754.9
Used vehicle	1,172.9	1,062.0	3,392.3	3,201.0
Parts and service	673.0	617.5	1,974.4	1,836.9
Finance and insurance	167.9	158.6	475.1	459.6
Other	21.8	20.6	65.7	65.2

Total revenue	5,196.4	4,948.7	14,792.9	14,317.6

Cost of sales:
New vehicle	2,933.8	2,874.9	8,244.9	8,135.4
Used vehicle	1,064.5	967.1	3,062.0	2,900.3
Parts and service	380.4	349.6	1,115.4	1,032.0
Other	10.3	9.5	30.7	28.9

Total cost of sales	4,389.0	4,201.1	12,453.0	12,096.6

Gross profit	807.4	747.6	2,339.9	2,221.0

Selling, general and administrative expenses	566.8	531.6	1,649.8	1,589.0
Depreciation and amortization	19.7	19.9	60.4	57.8
Other expenses	1.2	0.9	0.6	1.3

Operating income	219.7	195.2	629.1	572.9

Floorplan interest expense	(25.0)	(20.4)	(79.1)	(57.2)
Other interest expense	(15.9)	(18.3)	(48.9)	(57.3)
Other interest expense — senior note repurchases	—	—	(15.1)	—
Interest income	1.5	0.9	4.4	2.3
Other losses	(0.1)	(2.0)	(0.2)	(3.4)

Income from continuing operations before income taxes	180.2	155.4	490.2	457.3

Provision for income taxes	60.1	59.7	175.0	176.3

Net income from continuing operations	120.1	95.7	315.2	281.0

Income (loss) from discontinued operations, net of income taxes	9.2	(3.3)	106.0	(9.2)

Net income	$129.3	$92.4	$421.2	$271.8

Diluted earnings per share:
Continuing operations	$0.45	$0.35	$1.17	$1.03
Discontinued operations	$0.03	$(0.01)	$0.39	$(0.03)

Net income	$0.48	$0.34	$1.57	$0.99

Weighted average common and common equivalent shares outstanding	267.2	270.6	269.1	273.2

Common shares outstanding	261.4	264.4	261.4	264.4

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance

Revenue:
New vehicle	$3,160.8	$3,090.0	$70.8	2.3	$8,885.4	$8,754.9	$130.5	1.5
Retail used vehicle	936.6	852.5	84.1	9.9	2,743.8	2,609.0	134.8	5.2
Wholesale	236.3	209.5	26.8	12.8	648.5	592.0	56.5	9.5

Used vehicle	1,172.9	1,062.0	110.9	10.4	3,392.3	3,201.0	191.3	6.0

Parts and service	673.0	617.5	55.5	9.0	1,974.4	1,836.9	137.5	7.5
Finance and insurance	167.9	158.6	9.3	5.9	475.1	459.6	15.5	3.4
Other	21.8	20.6	1.2		65.7	65.2	0.5

Total revenue	$5,196.4	$4,948.7	$247.7	5.0	$14,792.9	$14,317.6	$475.3	3.3

Gross profit:
New vehicle	$227.0	$215.1	$11.9	5.5	$640.5	$619.5	$21.0	3.4
Retail used vehicle	110.0	95.4	14.6	15.3	328.2	298.9	29.3	9.8
Wholesale	(1.6)	(0.5)	(1.1)		2.1	1.8	0.3

Used vehicle	108.4	94.9	13.5	14.2	330.3	300.7	29.6	9.8

Parts and service	292.6	267.9	24.7	9.2	859.0	804.9	54.1	6.7
Finance and insurance	167.9	158.6	9.3	5.9	475.1	459.6	15.5	3.4
Other	11.5	11.1	0.4		35.0	36.3	(1.3)

Total gross profit	807.4	747.6	59.8	8.0	2,339.9	2,221.0	118.9	5.4

Selling, general and administrative expenses	566.8	531.6	(35.2)	(6.6)	1,649.8	1,589.0	(60.8)	(3.8)

Depreciation and amortization	19.7	19.9	0.2		60.4	57.8	(2.6)
Other expenses	1.2	0.9	(0.3)		0.6	1.3	0.7

Operating income	219.7	195.2	24.5	12.6	629.1	572.9	56.2	9.8

Floorplan interest expense	(25.0)	(20.4)	(4.6)		(79.1)	(57.2)	(21.9)
Other interest expense	(15.9)	(18.3)	2.4		(48.9)	(57.3)	8.4
Other interest expense — senior note repurchases	—	—	—		(15.1)	—	(15.1)
Interest income	1.5	0.9	0.6		4.4	2.3	2.1
Other losses	(0.1)	(2.0)	1.9		(0.2)	(3.4)	3.2

Income from continuing operations before income taxes	$180.2	$155.4	$24.8	16.0	$490.2	$457.3	$32.9	7.2

Retail vehicle unit sales:
New	110,288	107,568	2,720	2.5	305,595	305,867	(272)	(0.1)
Used	62,281	58,523	3,758	6.4	182,154	179,570	2,584	1.4

	172,569	166,091	6,478	3.9	487,749	485,437	2,312	0.5

Revenue per vehicle retailed:
New	$28,660	$28,726	$(66)	(0.2)	$29,076	$28,623	$453	1.6
Used	$15,038	$14,567	$471	3.2	$15,063	$14,529	$534	3.7

Gross profit per vehicle retailed:
New	$2,058	$2,000	$58	2.9	$2,096	$2,025	$71	3.5
Used	$1,766	$1,630	$136	8.3	$1,802	$1,665	$137	8.2
Finance and insurance	$973	$955	$18	1.9	$974	$947	$27	2.9
Operating Percentages

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2005	% 2004	% 2005	% 2004

Revenue mix percentages:
New vehicle	60.8	62.4	60.1	61.1
Used vehicle	22.6	21.5	22.9	22.4
Parts and service	13.0	12.5	13.3	12.8
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.4	0.4	0.5	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	28.1	28.8	27.4	27.9
Used vehicle	13.4	12.7	14.1	13.5
Parts and service	36.2	35.8	36.7	36.2
Finance and insurance	20.8	21.2	20.3	20.7
Other	1.5	1.5	1.5	1.7

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.2	7.0	7.2	7.1
Used vehicle — retail	11.7	11.2	12.0	11.5
Parts and service	43.5	43.4	43.5	43.8
Total	15.5	15.1	15.8	15.5
Selling, general and administrative expenses	10.9	10.7	11.2	11.1
Operating income	4.2	3.9	4.3	4.0

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	70.2	71.1	70.5	71.5
Operating income	27.2	26.1	26.9	25.8

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Cash Flow Information

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Capital expenditures, excluding property operating lease buy-outs	$34.6	$26.9	$91.9	$81.3

Property operating lease buy-outs	$—	$—	$10.3	$77.7

Stock repurchases	$38.7	$82.9	$187.2	$190.8

Acquisitions	$5.4	$(0.1)	$13.4	$154.3

Proceeds from exercises of stock options	$24.0	$18.2	$76.7	$68.1

Senior note repurchases	$—	$—	$112.4	$—
Floorplan Assistance and Expense

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	Variance	2005	2004	Variance

Floorplan assistance (included in cost of sales)	$30.5	$31.8	$(1.3)	$88.9	$87.5	$1.4
Floorplan interest expense	(25.0)	(20.4)	(4.6)	(79.1)	(57.2)	(21.9)

Net floorplan benefit	$5.5	$11.4	$(5.9)	$9.8	$30.3	$(20.5)

Balance Sheet and Other Highlights

	September 30, 2005	December 31, 2004	September 30, 2004

Cash and cash equivalents	$277.5	$107.9	$93.1
Inventory	$2,203.5	$2,580.7	$2,543.0
Floorplan notes payable	$1,946.7	$2,462.3	$2,360.8
Non-vehicle debt	$675.1	$812.6	$817.4
Equity	$4,599.2	$4,263.1	$4,113.0

New days supply (industry standard of selling days, including fleet)	43 days	53 days	53 days

Used days supply (trailing 30 days)	42 days	37 days	44 days
Brand Mix — New Vehicle Revenue %

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Detroit 3:
Ford (Ford, Lincoln-Mercury)	20.0	21.5	19.0	21.3
General Motors (Chevrolet, Pontiac, Buick, Cadillac, GMC)	15.4	20.2	16.7	19.6
Chrysler (Chrysler, Jeep, Dodge)	9.6	9.6	9.1	9.4

Detroit 3 total	45.0	51.3	44.8	50.3

Premium Luxury:
Mercedes	8.6	8.0	8.8	8.3
BMW	4.5	4.8	4.6	4.5
Lexus	3.0	2.5	3.1	3.0
Other premium luxury (Jaguar, Rolls Royce)	0.9	1.1	1.1	1.1

Premium Luxury total	17.0	16.4	17.6	16.9

Imports:
Honda	8.1	6.8	7.8	7.1
Toyota	11.8	11.3	12.2	11.3
Nissan	10.0	8.6	10.0	8.7
Other imports	8.1	5.6	7.6	5.7

Import total	38.0	32.3	37.6	32.8

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations

	Three Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004

As reported	$129.3	$92.4	$0.48	$0.34
Discontinued operations — store divestitures, net of income taxes	(6.2)	3.3	$(0.02)	0.01
Discontinued operations — tax adjustments	(3.0)	—	$(0.01)	—

From continuing operations, as reported	$120.1	$95.7	$0.45	$0.35
Income tax adjustments	(9.4)	—	(0.04)	—

Adjusted	$110.7	$95.7	$0.41	$0.35

	Nine Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2005	2004	2005	2004

As reported	$421.2	$271.8	$1.57	$0.99
Discontinued operations — store divestitures, net of income taxes	4.4	9.2	$0.02	0.03
Discontinued operations — tax adjustments	(110.4)	—	$(0.41)	—

From continuing operations, as reported	315.2	281.0	$1.17	$1.03

Senior note repurchases	9.1	—	0.03	—
Income tax adjustments	(16.2)	—	(0.06)	—

Adjusted	$308.1	$281.0	$1.14	$1.03

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, high 16 million units

SGA % reduction (over 2006, 2007 and 2008)	approximately 100 bp
(SGA % of gross profit less floorplan interest expense)

Continued opportunistic redeployment of cash flow	share repurchase, debt reduction, capital expenditures and acquisitions

Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005	2004	$ Variance	% Variance	2005	2004	$ Variance	% Variance

Revenue:
New vehicle	$3,141.7	$3,090.0	$51.7	1.7	$8,778.2	$8,750.9	$27.3	0.3
Retail used vehicle	931.6	852.6	79.0	9.3	2,714.1	2,607.8	106.3	4.1
Wholesale	232.9	208.6	24.3	11.6	633.9	589.1	44.8	7.6

Used vehicle	1,164.5	1,061.2	103.3	9.7	3,348.0	3,196.9	151.1	4.7
Parts and service	669.0	617.5	51.5	8.3	1,953.1	1,835.7	117.4	6.4
Finance and insurance	167.3	158.6	8.7	5.5	471.6	459.8	11.8	2.6
Other	7.5	8.0	(0.5)	(6.3)	23.8	24.1	(0.3)	(1.2)

Total revenue	$5,150.0	$4,935.3	$214.7	4.4	$14,574.7	$14,267.4	$307.3	2.2

Gross profit:
New vehicle	$225.5	$215.0	$10.5	4.9	$632.0	$619.4	$12.6	2.0
Retail used vehicle	109.6	95.3	14.3	15.0	325.4	298.7	26.7	8.9
Wholesale	(2.4)	(1.5)	(0.9)		0.1	(0.3)	0.4

Used vehicle	107.2	93.8	13.4	14.3	325.5	298.4	27.1	9.1

Parts and service	290.6	267.9	22.7	8.5	848.5	804.4	44.1	5.5
Finance and insurance	167.3	158.6	8.7	5.5	471.6	459.8	11.8	2.6
Other	6.8	6.7	0.1	1.5	19.7	20.5	(0.8)	(3.9)

Total gross profit	$797.4	$742.0	$55.4	7.5	$2,297.3	$2,202.5	$94.8	4.3

Retail vehicle unit sales:
New	109,766	107,568	2,198	2.0	302,812	305,701	(2,889)	(0.9)
Used	62,012	58,523	3,489	6.0	180,802	179,454	1,348	0.8

	171,778	166,091	5,687	3.4	483,614	485,155	(1,541)	(0.3)

Revenue per vehicle retailed:
New	$28,622	$28,726	$(104)	(0.4)	$28,989	$28,626	$363	1.3
Used	$15,023	$14,569	$454	3.1	$15,011	$14,532	$479	3.3

Gross profit per vehicle retailed:
New	$2,054	$1,999	$55	2.8	$2,087	$2,026	$61	3.0
Used	$1,767	$1,628	$139	8.5	$1,800	$1,664	$136	8.2
Finance and insurance	$974	$955	$19	2.0	$975	$948	$27	2.8
Operating Percentages

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2005	% 2004	% 2005	% 2004
Revenue mix percentages:
New vehicle	61.0	62.6	60.2	61.3
Used vehicle	22.6	21.5	23.0	22.4
Parts and service	13.0	12.5	13.4	12.9
Finance and insurance	3.2	3.2	3.2	3.2
Other	0.2	0.2	0.2	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	28.3	29.0	27.5	28.1
Used vehicle	13.4	12.6	14.2	13.5
Parts and service	36.4	36.1	36.9	36.5
Finance and insurance	21.0	21.4	20.5	20.9
Other	0.9	0.9	0.9	1.0

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.2	7.0	7.2	7.1
Used vehicle — retail	11.8	11.2	12.0	11.5
Parts and service	43.4	43.4	43.4	43.8
Total	15.5	15.0	15.8	15.4